Going Concern	6 Months Ended
Jun. 30, 2017
Disclosure Text Block [Abstract]
Going Concern

3.       Going Concern

As of December 31, 2016, and thereafter, due to the significant decline in the market value of its vessels, following the prolonged weak charter market conditions, the Company was not in compliance with certain financial covenants, as well as with the minimum required security cover (“hull cover ratio”) under its loan agreement with the Royal Bank of Scotland plc (or “RBS”). Due to these technical breaches of the covenants as of December 31, 2016, the Company had classified the long-term portion of its bank debt in current liabilities (Note 6), thus resulting in a reported a working capital deficit of $106,988.

On June 30, 2017 the Company repaid to RBS an amount of $85,000 as full and final settlement of its loan obligation and the loan agreement was terminated (Note 6). The repayment of the loan was partially funded with $10,000 from Company's own cash, with $40,000 from a refinance of the existing loan with Diana Shipping Inc. (or “DSI”) (Note 4) and with $35,000 from a new loan agreement with Addiewell LTD (or “Addiewell”), an unrelated party (Note 6). Both new loans mature in 18 months, i.e. on December 31, 2018, however the Company has classified them as current in the accompanying consolidated balance sheets as the lenders have the option to demand full repayment on or after June 30, 2018. Consequently, the Company reported at June 30, 2017 a working capital deficit of $105,871. Based on the current performance of the containerships market and the available cash on hand, the Company expects that cash on hand and cash provided from operating activities might not be sufficient to cover its liquidity needs that become due within one year after the date that the financial statements are issued. The above conditions raise substantial doubt about the Company's ability to continue as a going concern.

On March 22, 2017, the Company announced an up to $150,000 securities offering through the sale of 3,000 newly-designated Series B-1 convertible preferred shares, preferred warrants to purchase 6,500 Series B-1 convertible preferred shares and preferred warrants to purchase 140,500 newly-designated Series B-2 convertible preferred shares. Since June 30, 2017, the Company received $7,500 of gross proceeds from the sale of preferred shares and exercise of preferred warrants (Note 11) and 136,500 warrants remain currently outstanding. The Company, is also exploring several alternatives aiming to manage its working capital requirements, including seeking for more favorable chartering opportunities and potential sale of vessels or a combination thereof.

Management believes that the Company's plans to manage its working capital requirements will be successful, and as a result the unaudited interim consolidated financial statements have been prepared assuming that the Company will continue as a going concern. Accordingly, they do not include any adjustments relating to the recoverability and classification of recorded asset amounts, the amounts and classification of liabilities, or any other adjustments that might result in the event the Company is unable to continue as a going concern.